EXHIBIT 10.4.11


                               AMENDING AGREEMENT


     AGREEMENT, dated as of April 9, 2001, by and among Gibralter Publishing, Inc., a North Carolina corporation ("Gibralter"), Paladyne Corp., a Delaware corporation ("Paladyne"), and e-commerce support centers, inc., a North Carolina corporation and wholly-owned subsidiary of Paladyne ("ecom").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, Paladyne, ecom and E-COM ACQUISITION CORP., a North Carolina corporation and wholly-owned subsidiary of Paladyne ("Acquisition Sub"), and ecom entered into an Agreement and Plan of Merger dated December 21, 2000 (and which closed on February 1, 2001 (the "Closing")) and as amended (the "Merger Agreement"), whereby Acquisition Sub was merged with and into ecom (the "Merger"); and

     WHEREAS, Paladyne, ecom and Gibralter entered into certain other related agreements at the time of the Closing; and

     WHEREAS, however, because of changes in the business and the business plan of ecom due to certain unforeseen conditions, it is advantageous to all parties to amend or eliminate certain arrangements entered into by them at the time of the Merger.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     1.   Amendments to Promissory Notes.
          ------------------------------

          (a) Promissory Note A, dated February 1, 2001, is amended and restated in the form attached hereto as Exhibit A.

          (b) Promissory Note B, dated February 1, 2001, is amended and restated in the form attached hereto as Exhibit B.

     2.   Termination of Agreements.
          -------------------------

          (a) The Default and Assignment Agreement, dated February 1, 2001, by and among ecom, Gibralter, and Paladyne is hereby terminated.

          (b) The Secondary Operating Agreement, dated February 1, 2001, by and among ecom and Gibralter is hereby terminated.

     3.   Termination of Escrow.
          ---------------------

          (a) The Escrow Agreement, dated February 1, 2001, by and among Gibralter, ecom, Paladyne, and Kilpatrick Stockton (the "Escrow Agent") is hereby terminated.

          (b) By this Agreement, Gibralter, ecom, and Paladyne hereby give notice to the Escrow Agent that the Escrow Agreement described above is terminated, due to the termination of the Default and Assignment Agreement and the Secondary Operating Agreement (the "Escrowed Agreements"). The Escrow Agent is hereby directed to deliver the Escrowed Agreements to Paladyne for termination.

     4.   Continuation of Agreements. Notwithstanding the amendments to
          --------------------------
Promissory Note A and Promissory Note B, and the termination of the Default and Assignment Agreement, the Secondary Operating Agreement, and the Escrow Agreement, as described above,

          4.1 ecom confirms that the Security Agreement dated February 1, 2001 between ecom and Gibralter remains in full force and effect; and

          4.2 Paladyne confirms that the Unconditional Guaranty Agreement, dated February 1, 2001 among ecom, Paladyne, and Gibralter remains in full force and effect.

     5.   ecom Receivables. Gibralter acknowledges that ecom or Paladyne can
          ----------------
obtain bank or institutional financing which is to be secured by the receivables of ecom (the "Receivables"), provided, that, if needed, Gibralter could obtain a second security interest in the Receivables. Gibralter further acknowledges that Paladyne may offer and sell up to $500,000 principal amount of Convertible Subordinated Debentures.

     6.   Miscellaneous.
          -------------

          6.1  Notices. All notices, requests, demands, delivery of Documents
               -------
and any and all other communications hereunder shall be in writing, sent via US mail, first class, postage prepaid, upon proof of sending thereof to the following addresses:

               (i)   If to Gibralter:        Gibralter Publishing, Inc.
                                             1650A Gum Branch Road
                                             Jacksonville, NC 28540

               (ii)  If to Paladyne:         Paladyne Corp.
                                             P.O. Box 22207
                                             Lake Buena Vista, FL 32830
                                             Attention: John Foster, Chairman

               (iii) If to ecom:             e-commerce support centers, inc.
                                             1650A Gum Branch Road
                                             Jacksonville, NC 28540

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

          6.2  Governing Law. This Agreement shall be construed and enforced in
               -------------
accordance with the law of the State of North Carolina applicable to contracts entered into and performed entirely within North Carolina.


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


          6.3  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the even that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation on the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          6.4  Binding Agreement. This Agreement shall be binding upon and inure
               -----------------
to the benefit of the parties and their successors and permitted assigns. The assignment by a party of the Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

          6.5  Entire Agreement. This Agreement sets forth the entire agreement
               ----------------
among the parties hereto as to the subject matter herein, and cannot be amended, modified or terminated except by a writing executed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                                        Gibralter:

                                        GIBRALTER PUBLISHING, INC.


                                        By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                        Name:   Terrence J. Leifheit
                                        Title:  President

                                        Paladyne:

                                        PALADYNE CORPORATION


                                        By: /s/ John D. Foster
                                           ------------------------------------
                                        Name:   John D. Foster
                                        Title:  Chairman

                                        ecom:

                                        E-COMMERCE SUPPORT CENTERS, INC.


                                        By: /s/ Terrence J. Leifheit
                                           ------------------------------------
                                        Name:   Terrence J. Leifheit
                                        Title:  President


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


                                    EXHIBIT A





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


                                    EXHIBIT B





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